SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [    ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[    ]  Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

[    ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to section 240.14a-12

SEARCHHOUND.COM, INC.
.................................................................................
.......................................................................
(Name of Registrant as Specified In Its Charter)
.................................................................................
.......................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
		1)  Title of each class of securities to which transaction
		applies:........................................................
		.............................
		2)	Aggregate number of securities to which transaction
		applies:........................................................
		................................................................
		............
		3)	Per unit price or other underlying value of transaction
		computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
		................................................................
		................................................................
		.........
		4)	Proposed maximum aggregate value of
		transaction:....................................................
		................................................................
		...................
		5)	Total fee
		paid:...........................................................
		................................................................
		..............
[   ]	Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and
identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2) 	Form Schedule or Registration Statement No.:
3) 	Filing Party:
4) 	Date Filed:



SEARCHHOUND.COM, INC.
200 Main Street, Suite 305
Kansas City, Missouri 64105
(816) 960 3777


March _, 2002

Dear Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders which will be held on April 28, 2002, at 9:00 a.m. Central Daylight Time, at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105.

The enclosed notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

		Item						Recommended
Vote
1.	Approve management's proposed slate of directors;	FOR

2.	Ratification of Clevenger and Haywood CPA, P.C.
	as independent auditors; and						FOR

3.	Approve an amendment to Articles of Incorporation,
	as amended, to increase the number of authorized
	shares of common stock.								FOR

The Company has also included a Proxy Statement that contains more information about these items and the meeting.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

- If your shares are registered in your name, you are a shareholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

- If your shares are in the name of your broker or bank, your shares are held in street name. You will need to check the box on the proxy card stating that you will be attending the meeting, or ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that the Company can verify your ownership of the Company's stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important, regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card.

EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON


Sincerely,

DAVE MULLIKIN,
PRESIDENT AND CHIEF EXECUTIVE OFFICER



SEARCHHOUND.COM, INC.
200 Main Street, Suite 305
Kansas City, Missouri 64105
(816) 960 3777

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
       SEARCHHOUND.COM, INC.:

The 2002 Annual Meeting of Shareholders of SearchHound.com, Inc., a Nevada corporation (the "Company"), will be held at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105 on April 28, 2002, at 9:00 a.m. Central Daylight Time, for the following purposes:

1.	To approve management's proposed slate of directors to hold office until the next Annual Meeting of Shareholders, or until their respective successors have been elected or appointed;

2.	To ratify the appointment of Clevenger and Haywood CPA, P.C. as independent auditors of the Company to serve for the calendar year ending December 31, 2002;

3.	To approve an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock; and

4.	To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting (collectively, the "Management's Proposals").

The Board of Directors set April 5, 2002, as the record date for the meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company's common stock as of the close of business on April 5, 2002, for inspection during normal business hours at the offices of the Company, 200 Main Street, Suite 305, Kansas City, Missouri 64105 for ten business days prior to the meeting. This list will also be available at the meeting.

By Order of the Board of Directors

BRADLEY N. COHEN
Secretary


Kansas City, Missouri
March __, 2002



SEARCHHOUND.COM, INC.
200 Main Street, Suite 305
Kansas City, Missouri 64105
(816) 960 3777

March __, 2002


PROXY STATEMENT
FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2002

The Board of Directors of SearchHound.com, Inc., a Nevada corporation (the "Company"), furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2002 Annual Meeting of Shareholders of the Company. The meeting will be held at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105, on April 28, 2002, at 9:00 a.m. Central Daylight Time, subject to adjournment or postponement thereof (the "Meeting"). The proxies also may be voted at any adjournments or postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are first being mailed to the shareholders of the Company on or about April 5, 2002.

Voting and Revocability of Proxies

All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the Meeting in accordance with the instructions of the shareholder. Below is a list of the different votes shareholders may cast at the Meeting pursuant to this solicitation.

- In voting on the election of the management's proposed slate of directors to serve until the next Annual Meeting of Shareholders, Shareholders may vote in one of the three following ways:

1.	in favor of all nominees,
2.	withhold votes as to all nominees, or
3.	withhold votes as to specific nominees.

- In voting on the ratification of the appointment of Clevenger and Haywood CPA, P.C. as independent auditors of the Company to serve for the calendar year ending December 31, 2002 and the approval of an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, shareholders may vote in one of the three following ways:

1.	in favor of the item,
2.	against the item, or
3.	abstain from voting on the item.

Shareholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of management's proposed slate of directors as set forth herein, FOR ratification of the appointment of Clevenger and Haywood CPA, P.C. and FOR approval an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock.

In addition, if other matters come before the Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters. A shareholder submitting a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Meeting, by giving written notice to the Company's Secretary bearing a later date than the proxy or by giving a later dated proxy. Any written notice revoking a proxy should be sent to: SearchHound.com, Inc, Attention: Dave Mullikin, 200 Main Street, Suite 305, Kansas City, Missouri 64105. Proxies signed by brokers with no further statements indicated on the proxy and shares as to which proxy authority has been withheld with respect to any matter will be counted for quorum and for purposes of determining the number of shares entitled to vote on a matter. Broker non votes (proxies where the broker has added statements such as "non-vote", "no vote" or "do not vote") are not counted for quorum or for purposes of determining the number of shares entitled to vote on a matter. The presence in person or by proxy of the holders of the shares representing a majority of all outstanding shares will constitute a quorum. Approval of all of the items will require the favorable vote of a majority of the shares represented and entitled to vote at the Meeting.

Record Date and Share Ownership

Owners of record of shares of the Company's common stock at the close of business on March 29, 2002 (the "Record Date") will be entitled to vote at the Meeting or adjournments or postponements thereof. Each owner of record of the Company's common stock on the Record Date is entitled to one vote for each share of common stock so held.

As of the close of business on April 5, 2002, there were 30,619,826 shares of common stock outstanding entitled to vote at the Annual Meeting (all such shares being referred to herein as the "shares" and all holders thereof being referred to as the "shareholders" of the Company). A majority of the shares must be present, in person or by proxy, to conduct business at the Meeting.
The Board of Directors of the Company has unanimously approved all three Proposals. In addition, the directors, and executive officers (together with their immediate family members) of the Company have advised the Board of Directors that they intend to vote in favor of all three Proposals. As of December 31, 2001, such directors and executive officers (together with their immediate family members) held approximately 4,428,056 shares of the Company Common Stock, or approximately 14.46%, of the shares of the Company Common Stock issued, outstanding and eligible to vote at the Annual Meeting.

TABLE OF CONTENTS

1.  THE ANNUAL MEETING													4
2.  COST OF PROXY SOLICITATION											5
3.  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS						6
 	Section 16(a) Beneficial Ownership Reporting Compliance				6
4.  EXECUTIVE OFFICERS													7
5.  PROPOSAL 1 - ELECTION OF DIRECTORS									8
6.  PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS		11
7.  PROPOSAL 3 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
      INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK			12
8.  DESCRIPTION OF CAPITAL STOCK										13
9.  SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING					14




THE ANNUAL MEETING

Purpose Of The Annual Meeting

This Proxy Statement is being furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on April 28, 2002, at 200 Main Street, Lobby Conference Room, Kansas City, Missouri 64105, at 9:00 a.m. Central Daylight time.

At the Annual Meeting, the holders of the Company Common Stock will be asked to:

(i)		approve the proposed slate of directors of the Company;

(ii)	approve the selection of Clevenger and Haywood CPA, P.C. as the
		Company's independent auditors for the year 2002;

(iii)	approve an amendment to the Company's Articles of Incorporation, as
		amended, to increase the number of authorized shares of common stock;
		and

(iv)	act upon such other matters as may properly be brought before the Annual
		Meeting and at any adjournments or postponements thereof.

You are urged to read this Proxy Statement carefully in its entirety before deciding how to vote your shares of common stock.

Record Date; Number of Shares Outstanding

The Board of Directors of the Company has fixed the close of business on April 5, 2002 as the record date for determining which holders of Common Stock are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Accordingly, only holders of record of the Company common stock at the close of business on such record date are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were 30,619,826 shares of the Company Common Stock issued, outstanding and entitled to vote, held by four hundred (400) stockholders of record.

Quorum; Adjournment

The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of the Company common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting begins, or if for any other reason the Board of Directors needs additional time to solicit proxies, the Annual Meeting may be adjourned with a vote of the stockholders then present.

Vote Required

The affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock of the Company is required to approve Proposal No. 1 concerning the approval of management's proposed slate of directors, Proposal No. 2 concerning the ratification of Clevenger & Haywood as the independent auditors of the Company for 2002 and Proposal No. 3 concerning the amending the Articles of Incorporation, as amended, to increase the number of authorized common stock. As of the Record Date, 30,619,826 shares of common stock of the Company were outstanding.

The Board of Directors of the Company has unanimously approved all three Proposals. In addition, the directors, and executive officers (together with their immediate family members) of the Company have advised the Board of Directors that they intend to vote in favor of all three Proposals. As of December 31, 2001, such directors and executive officers (together with their immediate family members) held approximately 4,428,056 shares of the Company Common Stock, or approximately 14.46% of the shares of the Company Common Stock issued, outstanding and eligible to vote at the Meeting.
Abstentions will have the effect of a vote against each Proposal. Non votes (defined for this purpose on an express declination to vote) will also have the effect of a vote against each Proposal.

Voting of Proxies

All shares of the Company Common Stock that are represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions indicated in such proxies.

If no instructions are indicated, such proxies will be voted FOR each of Proposals No. 1, 2, and 3, and within the discretion of the proxy holder with respect to other matters properly brought before the Annual Meeting.

Other Matters; Discretionary Voting

Our Board of Directors does not know of any matters, other than as described in the notice of meeting attached to this Proxy Statement, that are to come before the Meeting.

If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the meeting for action, including without limitation, any proposal to adjourn the meeting or otherwise concerning the conduct of the meeting.

Right to Revoke Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

- filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

- duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or

- attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Dave Mullikin, SearchHound.com, Inc., 200 Main Street, Suite 305, Kansas City, Missouri 64105.

COST OF PROXY SOLICITATION

The Company will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting may solicit your proxy by telephone or other means. The Company will pay ____________________ a fee of $__________ plus expenses and will reimburse brokers for costs they incur in mailing proxy materials.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's voting securities (the "Common Stock") as of April 5, 2002 by each person and group known to the Company to be the beneficial owner of more than 5% of its Common Stock.

Name and Address of 		Amount and Nature of 			Percent of Class(1)
Beneficial Owner			Beneficial Ownership (1)

Cohen Capital 				4,850,000						15.84
Technologies -a)

Brett Warner				2,000,000						6.53

(a- Brad N. Cohen 50% beneficial owner of Cohen Capital Technologies




The following table sets forth, with respect to the Company's voting securities (Common Stock) as of April 5, 2002, (i) shares beneficially owned by all directors (current and nominee) and named executive officers of the Company, and
(ii) total shares beneficially owned by all executive officers and directors as a group.


Name and Address of 		Amount and Nature of 			Percent of Class(1)
Beneficial Owner			Beneficial Ownership (1)

Dave L. Mullikin			1,070,065						3.49
Brad N. Cohen				712,991							2.33
Art Fillmore				110,000							0.36
John Flanders, Jr.			110,000							0.36
-------------------------------------------------------------------------------
Total Group					2,003,056						6.54


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's equity securities, and to provide copies of such reports to the Company. Based solely upon a review of such reports furnished to the Company for fiscal 2001 and written representations to the Company that no other reports were required, the Company is not aware of any reports required to be filed with the SEC under Section 16(a) that were filed late or not filed by the Company's officers or directors with respect to fiscal 2001.

Compensation of Directors.

 External Board members:
	Initial appointment: 25,000 shares (restricted) and 50,000 shares
	(unrestricted)

	Annually: 5,000 shares (restricted) per quarter and $500 (or share equivalent) for each Quarterly "in person" Board meeting.

Internal Board members:
	Initial appointment: None

	Annually: 25,000 shares (restricted).




EXECUTIVE OFFICERS

Each executive officer listed in the foregoing table is appointed by the Board of Directors annually and will serve until reappointed or until his or her successor is appointed and qualified. The following information relating to the Company's executive officers is with respect to their ages, principal occupations and positions during the past five years and other biographical information.

Name					Age				Principal Occupation for Last Five Years
Dave L. Mullikin		47				Executive
Brad N. Cohen			31				Executive
John C. Flanders, Jr.	32				Executive
Art Fillmore			54				Attorney

Executive Compensation. The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 (determined as of the end of the last year) for the years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table

											Long Term Compensation
			Annual Compensation				Awards		Payouts
Name and
Principal 	Year	Salary	Bonus	Other 	Restrict. 	Securities	LTIP	All
Position			($)		($)		Annual 	Stock		Underlying	Payouts Othe
									Comp.	Award(s)	Options		(4)		Comp
									($)	 		($)	 	/ SARs (#)	 		($)

Dave
L.
Mullikin
President,
CEO, 		2001	233,910.25	-0-
acting CFO, 2000	130,325.00  -0-
Board 		1999	n/a			n/a

Bradley
N.
Cohen
vice pres,	2001	212,500.00	-0-
Board Sec.	2000	141,677.00	-0-
			1999	n/a			n/a



ELECTION OF DIRECTORS

(Item 1)

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Board of Directors' nominees named below. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been duly elected and qualified. Each nominee to the board of directors will serve until the next annual meeting of stockholders, or until his or her earlier resignation, removal from office, death or incapacity.

The following table sets forth the names and ages of all current directors of the Company, and all persons nominated or chosen to become directors along with their position, offices and term:

Name of Nominee			Age		Position with					Director Since
								the Company
Dave L. Mullikin		47		Director/President/CEO			2000
Bradley N. Cohen		31		Director/Exec Vice President	2000
John C. Flanders, Jr.	32		Director						2000
Art Fillmore			54		Director						2000

Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Dave L. Mullikin, Brad N. Cohen, John C. Flanders, Jr. and Art Fillmore to our board of directors. It is the intention of the persons named in the enclosed proxy to vote the proxies for the election of the nominees named below, unless otherwise specified.

Set forth below is certain information with respect to each of the nominees for director of the Company:

Dave L. Mullikin

Mr. Mullikin was appointed and placed under employment contract as President and Chief Executive Officer of SearchHound.com 2000, Ltd. effective April 27, 2000. Mr. Mullikin's contract was adopted by the Board on July 12, 2000 and he became the President and Chief Executive Officer of SearchHound.com, Inc. and a member of the Board of Directors for the Company. Mr. Mullikin has held a variety of executive positions within the healthcare, finance and consumer goods and services industries and is an active board member in a variety of professional and non profit organizations. Most recently, Mullikin was co founder and managing partner of Solutions.com, LLC, a start up consulting service business that focused on business plan development, process improvement, market and competitive assessment, e commerce business development and organizational structure. Prior to starting his own business, he was COO and a board member at HealthCore Medical Solutions, a publicly held NASDAQ small cap company marketing healthcare services through brokers and e commerce. Under his guidance, he recruited a management team, successfully managed all SEC reporting and compliance requirements, investor relations, repositioned the product, and introduced an e commerce distribution channel linking vendors, customers and marketers through its Web site strategy. He began his career in healthcare management as a senior executive with Blue Cross Blue Shield of Kansas City, where he was responsible for all operations related to its 700,000 members. Later he was the CEO Blue Advantage Plus, which is the Medicaid HMO for the plan in both Kansas and Missouri. Mr. Mullikin also served as a corporate officer and vice president of Sales and Operations with Transamerica Insurance Finance, where he oversaw sales, operations, systems, and customer service.
Upon graduation from Oklahoma City University, Mullikin joined the General Electric Management Development Program. During his fifteen years with GE and GE Capital, Mr. Mullikin held progressively more responsible positions in finance, operations, customer service, and management, eventually become an Executive Band with the company. Additionally, he graduated from GE's Financial Management Program, a 30 month academic program for senior managers. He also traveled on GE Company's Corporate Audit Staff, participated in many executive level training programs at GE's Crotonville campus, and attended The Wharton School for Sales Force Management including a European market study involving early stage e commerce initiatives.

Bradley N. Cohen

Mr. Cohen was appointed to the Board of Directors of the Company on July 12, 2000. Mr. Cohen was appointed and placed under employment contract as Executive Vice President of the Company on September 1, 2000. Mr. Cohen was the Co-founder of SoloSearch.com, Inc., which was acquired by SearchHound.com, Inc. on July 11, 2000 and acted in a senior management position of SoloSearch.com, Inc. and assisting in the transition of SearchHound.com 2000, Ltd. until his appointment September 1, 2000. Mr. Cohen brings a wealth of technology and entrepreneurial experience to his leadership role with the company and was the co founder of SoloSearch.com. An entrepreneur since college, Mr. Cohen has founded and managed more than five successful technology ventures over the past seven years and has a deep understanding of the Internet start up marketplace. In 1998, Cohen co found Cohen Capital Technologies (CCT) to invest in innovative Internet technologies and to create commercial enterprises around these technologies. Under Mr. Cohen's management, Cohen Capital Technologies founded Neural Technologies, LLC, a software development company based on the only known Instantaneously Trained Neural Network Algorithm. This company also developed the artificial intelligence that powers SearchHound.com's search technology.
CCT is currently a holding company for strategic investments. Prior to CCT, Cohen launched Real Information Systems (RIS), one of the nation's first web development companies focused on resort markets in North America. RIS developed several high profile web sites, including the official web site for Pope John Paul II during his visit to the U.S. in 1995. In 1995, RIS merged with another company to create Real Education, one of the first companies to offer online/distance education programs. As president of the newly merged company, Cohen managed all software/web development, and business operations. Real Education, now called eCollege (NASDAQ: ECLG), was an innovator in offering accredited four year college degrees, doctoral degrees, master's degrees, and continuing education for Realtors and dentists over the Internet. While with Real Education, he acquired and ran Colorado.Net (http://www.colorado.net), building it into the largest Internet service provider on the Western Slope of Colorado. He also built CUOnline.edu (http://www.cuonline.edu), the University of Colorado's portal for all of its online degree programs. Mr. Cohen started his first company, Trident Industries, while in college. The company manufactured blank sportswear apparel for the screen printing and embroidery industry and worked with contract plants in India, Nepal, Bangladesh and China. The company was sold to his partner and is still a successfully operating company based in Kansas City. Mr. Cohen received a BA from the University of Missouri in Marketing and Political Science.

John C. Flanders, Jr.

Mr. Flanders was elected to the Board effective July 12, 2000. Mr. Flanders serves as the Chief Executive Officer and Director of Digital Bridge, Inc. following the acquisition by Digital of 24x7. Mr. Flanders is a recognized leader in new media technologies. He was formerly President and Chief Executive Officer of 24x7. Prior to May 31, 2000, Mr. Flanders was the Chief Technology Officer for GlobalNet Financial.com for over 18 months. Prior to joining GlobalNet, Mr. Flanders was founder and Chief Executive Officer of a leading, nationwide developer network, CyberJunction.com Online, Inc. Prior to launching CyberJunction, he served as Vice President Sales and Marketing at eMergingMedia, Inc., a San Francisco based interactive agency. He also served in a management capacity at NETCOM Online Communications Services and THOR24. Before joining the technology industry, he was President and Chief Operating Officer of Flanders, Brunetti and Flanders Investment Management, Inc. Mr. Flanders currently serves on the Boards of Directors of M&A West, Inc., WiseCapital.com, Inc., and StoreChoice.com, Inc., a convenience shopping portal.


Arthur Fillmore

Mr. Fillmore, after receiving his B.A. in Political Science with Honors, 1968, and his J.D. in 1975, from University of Missouri in Columbia, was admitted to practice law in the state of Missouri, the United States District Court for the Western District of Missouri, and United States Tax Court. Mr. Fillmore has practiced at such prestigious firms as Craft Fridkin & Rhyne, Fillmore & Griffin, Perry, Hammill & Fillmore, Condon & Fillmore, and Gage & Tucker. Mr. Fillmore's current practice focuses on mergers and acquisitions, corporate and commercial transactions, securities laws, and international trade. In addition to representing numerous closely held and publicly traded corporations, he also represents numerous technology companies in the start up and growth stages, negotiating capital infusions from investment banking and venture capital firms. THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Item 2)

For 2001, Clevenger and Haywood CPA, P.C. served as the independent auditors for the Company and audited the financial statements of the Company including reports to the stockholders and others. The Board of Directors has selected and appointed Clevenger and Haywood CPA, P.C. as the independent auditors for the Company for the year ending December 31, 2002. A representative of Clevenger & Haywood CPA, P.C. is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement and is expected to be available to respond to appropriate questions from stockholders.
Audit Fees. The aggregate fees for professional services billed by Clevenger and Haywood CPA, P.C. in connection with their audit of the Company's financial statements and reviews of the financial statements included in our Quarterly Reports on Form 10 Q for the 2001 fiscal year were approximately $29,000.
All Other Fees. The aggregate fees for all other services billed to the Company by Clevenger and Haywood CPA, P.C. in the 2001 fiscal year were approximately $4,600.

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by Proxy at the Annual Meeting is necessary for the approval of the selection of independent auditors. The Board of Directors recommends that the stockholders vote for the following resolution which will be presented at the Annual Meeting:

"RESOLVED, that the selection by the Board of Directors of Clevenger and Haywood CPA, P.C. as the Company's independent auditors for the year ending December 31, 2002 be, and hereby is, ratified."

THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO
INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Item 3)

The Company's shareholders are asked to act upon a proposal to amend the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 shares to 80,000,000 shares. Pursuant to this proposal, the first sentence of Article Three of the Company's Articles of Incorporation, as amended, is amended in its entirety to read as follows:

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 80,000,000 Million shares of common stock ("Common Stock") having a par value of $.001 per share.

The Company's Articles of Incorporation, as amended, currently authorizes the Company to issue up to 50,000,000 shares of common stock. As of April 5, 2002, the Company had outstanding 30,619,826 shares of common stock. The Board of Directors believes the proposed increase in the authorized number of shares of common stock is necessary to provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing environment.

The additional shares of common stock would be available for issuance from time to time and for such purposes as the Board of Directors may deem advisable without further action by the shareholders, except as may be required by applicable laws or regulations. These purposes may include future financings or acquisitions. Notwithstanding the above, the Board of Directors has no immediate plans, intentions, or commitments to issue additional shares of common stock for any purpose, including rendering more difficult or discouraging a merger, tender offer, proxy contest or other change in control of the Company. Unless deemed advisable by the Board of Directors, no further share owner authorization would be sought for the issuance of such shares.

The Board of Directors has no immediate plans or commitments to issue any additional shares of common stock in excess of the amount currently authorized. However, the Board of Directors believes that an increase in the number of authorized shares would provide the Company with the ability to issue such additional new shares of common stock should the opportunity be presented in the future.

Each additional share of common stock authorized by the amendment to the Article Three of the Articles of Incorporation, as amended, described in this proposal would have the same rights and privileges under the Articles of Incorporation, as amended, as each share of common stock currently authorized. Shareholders have no preemptive rights with respect to common stock and the issuance of common stock, other than on a pro rata basis, would result in dilution of a shareholder's interest.

THE BOARD OF DIRECTORS OF THE COMPANY DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

DESCRIPTION OF CAPITAL STOCK

The Company's authorized capital stock consists of 50,000,000 shares of common stock, $.001 par value. Holders of the Company's common stock have no preemptive or other subscription rights.

As of April 5, 2002, there were 30,619,826 shares of the Company's common stock outstanding and approximately four hundred holders of record of the Company's common stock.

The holders of the Company's common stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Holders of the Company's common stock do not have cumulative voting rights. Therefore, holders of more than 50% of the shares of the Company's common stock are able to elect all directors eligible for election each year. The holders of common stock are entitled to dividends and other distributions out of assets legally available if and when declared by the Company's board of directors. Upon the Company's liquidation, dissolution or winding up, the holders of the Company's common stock are entitled to share pro rata in the distribution of all of the Company's assets remaining available for distribution after satisfaction of all liabilities, including any prior rights of any preferred stock which may be outstanding. There are no redemption or sinking fund provisions applicable to the Company's common stock.

The transfer agent and registrar for the common stock is Madison Stock Transfer,Inc.
P.O. Box 290-145 Brooklyn, New York 11229-0145.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the 2003 Annual Meeting and have it included in our proxy statement must submit the proposal in writing to Dave Mullikin, President and Chief Executive Officer,
SearchHound.com, Inc, 200 Main Street, Suite 305, Kansas City, Missouri 64105. We must receive the proposal no later than ______________, 2002.

Shareholders intending to present a proposal at the 2003 Annual Meeting, but not to include the proposal in our proxy statement, must comply with the requirements set forth in the Company's Bylaws. The Bylaws require, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no more than _____ days and no less than ____ days prior to the anniversary of the first mailing of the Company's proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the 2003 Annual Meeting no earlier than ___________, 2002 and no later than _________, 2003. If
the notice is received before	___________, 2002 or after ____________, 2003,
it will be considered untimely and we will not be required to present it at the 2003 Annual Meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


DAVE MULLIKIN
President and Chief Executive Officer

Kansas City, Missouri
March ____, 2002